EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 24, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                   0-944                 41-0783184
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           file number)         Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

     Item 9.01  Possis Medical Inc. Reports Quarterly Financial Results

     On May 24, 2005, the Company issued a press release reporting operating results for its fiscal year 2005 third quarter ending April 30, 2005. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

     [c]    Exhibits.

     99.1 Press Release, dated May 24, 2005, issued by Possis Medical, Inc.







                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 24, 2005
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Jules L. Fisher
                                               ---------------------------------
                                               Jules L. Fisher
                                               Vice President, Finance and Chief
                                               Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.             Description
     -----------             -----------

     99.1                    Press Release, dated May 24, 2005, issued by Possis
                             Medical, Inc.